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                                                                    EXHIBIT 10.1


                AMENDMENT AND WAIVER NO. 1 TO THE LOAN DOCUMENTS

                  AMENDMENT AND WAIVER dated as of December 4, 1998 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (the "CREDIT AGREEMENT") among MedPartners, Inc., a Delaware corporation (the "BORROWER"), the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, NationsBanc Montgomery Securities LLC, as the Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified therefor in the Credit Agreement.


                             PRELIMINARY STATEMENTS

                  (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order, among other things, (a) to permit the sale and assignment from time to time on a limited recourse basis by Caremark Inc., a wholly owned Domestic Subsidiary of the Borrower, of its accounts receivable to MP Receivables Company, a Delaware corporation and a wholly owned Subsidiary of Caremark Inc. ("MP RECEIVABLES"), and, in turn, by MP Receivables of such accounts receivables or interests therein to Park Avenue Receivables Corporation and one or more financial institutions for an aggregate Net Investment (as defined in the Caremark Receivables Securitization Documents (as hereinafter defined)) of not more than $75,000,000, the proceeds of which would be retained by the Borrower and its Subsidiaries for use in their businesses and operations in the ordinary course, (b) to permit the sale for Fair Market Value of all of the Equity Interests in, or all of the property and assets of, Team Health and Government Services (each as hereinafter defined), to permit the sale for Fair Market Value, in one or more transactions, of any or all of the property and assets of the physician practice management businesses of the Borrower and its Subsidiaries, and to permit a portion of the Net Cash Proceeds from such asset sales to also be retained by the Borrower and its Subsidiaries for use in their businesses and operations in the ordinary course, and (c) to waive the requirements of the financial covenants set forth in Section 5.04 of the Credit Agreement for the Measurement Period ending December 31, 1998 and for a period of time thereafter to be agreed so that the independent public accountants of the Borrower can determine the necessary cash and noncash charges to be taken by the Borrower and its Subsidiaries in accordance with GAAP during the Fiscal Quarters ending December 31, 1998 and March 31, 1999 for the discontinuation of their physician practice management businesses.

                  (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement in order, among other things, to permit the consummation of the transactions described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:



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                  (a)      Section 1.01 of the Credit Agreement is hereby
         amended to restate the following definitions set forth therein in their entirety to read as follows:

                           "CONSOLIDATED INTEREST EXPENSE" means, with respect
                  to any Person for any period, the gross interest expense accrued on all Indebtedness of such Person and its Subsidiaries during such period, determined on a Consolidated basis and in accordance with GAAP for such period, including, without limitation, (a) in the case of the Borrower, (i) interest expense accrued in respect of Indebtedness resulting from Advances, (ii) all fees paid or payable pursuant to
                  Section 2.08(a) and (iii) all interest accrued with respect to the Eligible Subordinated Indebtedness and all subordinated yield enhancement payments made to the TAPS Investors pursuant to the TAPS Purchase Contract, (b) the interest component of all Obligations in respect of Capitalized Leases, (c) commissions, discounts and other fees and charges paid or payable in connection with letters of credit (including, without limitation, the Letters of Credit), (d) all amortization of original issue discount in respect of all Indebtedness of such Person and its Subsidiaries, (e) the net payment, if any, paid or payable in connection with Hedge Agreements less the net credit, if any, received in connection with Hedge Agreements, (f) the aggregate Discount on all Transferred Interests (each as defined in Schedule A to the Caremark Receivables Securitization Documents) purchased under the Caremark Receivables Securitization on or prior to such date and (g) all Placement Agent Fees (as defined in Schedule A to the Caremark Receivables Securitization Documents) and all other program fees, facility fees, commitment fees and other similar fees paid or payable under or in respect of the Caremark Receivables Securitization.

                           "LEVERAGE RATIO" means, with respect to the Borrower
                  and its Subsidiaries at any date of determination, the ratio of (a) (i) all Indebtedness of the Borrower and its Subsidiaries outstanding on such date that would (or would be required to) appear on the Consolidated balance sheet of the Borrower and its Subsidiaries plus (ii) to the extent not otherwise included in subclause (a)(i) of this definition, (A) the face amount of all letters of credit (including, without limitation, all Letters of Credit) issued for the account of the Borrower or any of its Subsidiaries and (B) the aggregate Net Investment in respect of all Transferred Interests (each as defined in Schedule A to the Caremark Receivables Securitization Documents) purchased under the Caremark Receivables Securitization on or prior to such date less (iii) the aggregate principal amount of all Eligible Subordinated Indebtedness outstanding on such date, to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the most recently completed Measurement Period prior to such date.

                           "NET CASH PROCEEDS" means, with respect to any sale,
                  lease, transfer or other disposition of any property or assets, or the incurrence or issuance of any Indebtedness, or the sale or issuance of any Equity Interests in any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, as the case may be, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person for its own account in connection with any such transaction, after deducting therefrom (without duplication) only:


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                                    (a) reasonable and customary brokerage
                           commissions, underwriting fees and discounts, legal fees, accounting fees, finder's fees and other similar fees and commissions and reasonable and customary printing expenses and, solely in the case of any sale, lease, transfer or other disposition of any property or assets, other reasonable and customary costs and expenses incurred in connection with such sale, lease, transfer or other disposition, in each case under this clause (a) to the extent, but only to the extent, that the amounts so deducted are actually paid (i) at the time of the receipt of such cash or (ii) if later, within 30 days after the consummation of such transaction (based on such Person's reasonable estimate of the aggregate amount of all such commissions, discounts, fees, costs and expenses therefor at the time of the consummation of such transaction);

                                    (b) the amount of taxes payable in
                           connection with or as a result of such transaction to the extent, but only to the extent, that the amounts so deducted are actually paid at the time of receipt of such cash or, so long as such Person is not otherwise indemnified therefor, are reserved for in accordance with GAAP at the time of receipt of such cash based upon such Person's reasonable estimate of such taxes;

                                    (c) in the case of the sale, lease, transfer
                           or other disposition of any property or asset, the outstanding principal amount of, the premium or penalty, if any, on, and any accrued and unpaid interest on, any Indebtedness (other than the Indebtedness under or in respect of the Loan Documents) that is secured by a Lien on the property and assets subject to such sale, lease, transfer or other disposition and is required to be repaid under the terms thereof as a result of such sale, lease, transfer or other disposition, in each case under this clause (c) to the extent, but only to the extent, that the amounts so deducted are actually paid at the time of the receipt of such cash;

                                    (d) in the case of the sale, lease, transfer
                           or other disposition of any property or asset, the amount required to be reserved, in accordance with GAAP as in effect on the date on which the Net Cash Proceeds from such sale, lease, transfer or other disposition are determined, and so reserved, against liabilities related to environmental matters or employee matters or other similar contingent liabilities associated with the property, assets and businesses subject to such sale, lease, transfer or other disposition that are required to be assumed, retained or indemnified for by such Person as consideration for, and under the terms of the documentation for, such sale, lease, transfer or other disposition; provided that the aggregate amount of all such reserves established in connection with all sales, leases, transfers and other dispositions of property, assets and businesses of the Borrower and its Subsidiaries and so deducted from the determination of Net Cash Proceeds pursuant to this clause (d) shall not exceed $20,000,000; and provided further that, in each case under this clause (d), (i) the amounts so reserved shall be based upon such Person's reasonable estimate of all such contingent liabilities at the time of the consummation of such sale, lease, transfer or other disposition and (ii) neither the person effecting such sale, lease, transfer or other disposition nor any of its


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                           Affiliates shall be otherwise indemnified for the
                           contingent liabilities giving rise to such reserve;
                           and

                                    (e) in the case of the sale, lease, transfer
                           or other disposition of Team Health or Government Services, the aggregate amount of all insurance premiums payable by the Borrower or any of its Subsidiaries for one or more policies of insurance covering medical malpractice liabilities of Team Health or Government Services, as the case may be, arising prior to the date of consummation of the sale, lease, transfer or other disposition thereof in accordance with Section 5.02(d)(vii) or 5.02(d)(viii) and assumed or retained by the Borrower and its Subsidiaries in consideration for, and under the terms of, such sale, lease, transfer or other disposition; provided that the aggregate amount of all such insurance premiums, together with the aggregate principal amount of all Indebtedness incurred by the Borrower and its Subsidiaries under
                           Section 5.02(b)(xv), shall not exceed $40,000,000; and provided further that all such insurance premiums shall be actually paid at the time of, or within ten days after, the receipt of such cash;

                  provided, however, that, notwithstanding any of the foregoing provision of this definition, (A) any and all amounts so deducted by any such Person pursuant to clauses (a) through
                  (e) of this definition shall be properly attributable to the transaction or to the property or assets that are the subject thereof and shall be payable solely to one or more Persons that are not Affiliates of such Person or of any of the Loan Parties or any Affiliate of any of the Loan Parties and (B) if, at the time any of the commissions, discounts, fees, costs, expenses, taxes, contingent liabilities or insurance premiums referred to in clauses (a), (b), (d) or (e) of this definition are actually paid or otherwise satisfied, the reserve therefor or the amount otherwise retained by such Person for the payment or satisfaction thereof exceeds the amount so paid or otherwise satisfied, then the amount of such excess reserve or retained amount, as the case may be, shall constitute "Net Cash Proceeds" on and as of the date of such payment or other satisfaction for all purposes of this Agreement and, to the extent required under Sections 2.05(b)(vi) and 2.06(b), the Borrower shall reduce the Commitments on such date in accordance with the terms of
                  Section 2.05(b)(vi), and shall prepay the outstanding Advances on such date in accordance with the terms of Section 2.06(b), in an amount equal to the amount of such excess reserve or retained amount.

                           "PERFORMANCE LEVEL DETERMINATION DATE" means the date
                  of receipt of the Required Financial Information for the Measurement Period ending June 30, 1999.

                           "PERMITTED RECEIVABLES SECURITIZATIONS" means (a) the
                  Caremark Receivables Securitization (with the maximum face amount of accounts receivable which may be sold and the minimum price which may be paid for such accounts receivables pursuant to the Caremark Receivables Securitization being such face amount as may be sold from time to time and such price as may be paid from time to time pursuant to the Caremark Receivables Securitization Documents, as in effect on the Amendment No. 1 Effective Date) and (b) one or more other limited recourse or nonrecourse sales and assignments of accounts receivable of the Borrower or any of its Subsidiaries to a Special Purpose Vehicle or any other Person that is not an Affiliate of the Borrower or any of its Subsidiaries that, in the case of such sales and assignments effected pursuant to this clause (b), are consummated after the


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                                       -5-

                  Amendment No. 1 Effective Date and have an aggregate maximum face amount of all accounts receivable so sold and assigned of not more than $10,000,000 and a minimum price paid for any such accounts receivable of not less than 70% of the face amount thereof; provided that, in the case of this clause (b), any recourse of the purchasers of any such accounts receivable to the Borrower or any of its Subsidiaries shall be on terms reasonably satisfactory to the Required Lenders.

                           "SPECIAL PURPOSE VEHICLE" means (a) in the case of
                  the Caremark Receivables Securitization, MP Receivables and
                  (b) in the case of any other Permitted Receivables Securitization, any Person that is not a Material Subsidiary
                  (i) which has been organized for the sole purpose of effecting one or more Permitted Receivables Securitizations, (ii) which has no property, assets or liabilities other than those directly acquired or incurred in connection with such Permitted Receivables Securitizations, (iii) all of the liabilities and other Obligations of which are nonrecourse for the payment or performance thereof to the Borrower or any of its Subsidiaries other than reasonable and customary liabilities for the breach of representations and warranties of the Borrower or any of its Subsidiaries that are not related to the creditworthiness of the accounts receivable of the Borrower or any of its Subsidiaries and (iv) the legal structure (if other than a corporation, limited partnership or limited liability company organized under the laws of any state of the United States of America) and the capitalization of which have been approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed."

                  (b) Section 1.01 of the Credit Agreement is hereby further amended to add the following new definitions in their appropriate alphabetical order:

                           "AMENDMENT NO. 1 EFFECTIVE DATE" means the first
                  date on which all of the conditions precedent to the effectiveness of Amendment No. 1 to the Loan Documents were satisfied.

                           "CAREMARK RECEIVABLES PURCHASE AGREEMENT" means the
                  Receivables Purchase Agreement dated as of December 4, 1998 between Caremark Inc., as seller, and MP Receivables, as buyer, as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                           "CAREMARK RECEIVABLES SECURITIZATION" means limited
                  recourse sales and assignments from time to time by Caremark Inc. of its accounts receivable to MP Receivables and by MP Receivables of such accounts receivables or interests therein to Park Avenue Receivables Corporation and one or more financial institutions; provided, however, that (a) the aggregate principal amount paid by Park Avenue Receivables Corporation and such financial institutions for all such accounts receivable or interests therein and to be recovered from all such accounts receivable or interests therein shall not exceed $75,000,000 at any time outstanding, (b) the price paid for any such accounts receivable shall be as set forth in the Caremark Receivables Securitization Documents, as in effect on the Amendment No. 1 Effective Date, and (c) each such sale and assignment of such accounts receivable or interests therein shall otherwise be effected on the terms and conditions set forth in the Caremark Receivables Securitization Documents.


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                                       -6-

                           "CAREMARK RECEIVABLES SECURITIZATION DOCUMENTS"
                  means, collectively, the Caremark Receivables Purchase Agreement, the Caremark Receivables Transfer Agreement and all of the other agreements, instruments and other documents evidencing or otherwise setting forth the terms of the Caremark Receivables Securitization, in each case as such agreement, instrument or other document may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                           "CAREMARK RECEIVABLES TRANSFER AGREEMENT" means the
                  Receivables Transfer Agreement dated as of December 4, 1998 among MP Receivables, as transferor thereunder, Caremark Inc., as originator and collection agent of the accounts receivable sold and assigned as part of the Caremark Receivables Securitization, Park Avenue Receivables Corporation and The Chase Manhattan Bank, as agent for Park Avenue Receivables Corporation and the APA Banks (as defined therein), as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                           "GOVERNMENT SERVICES" means EMSA Government Services,
                  Inc. (formerly known as Inphynet Government Services, Inc.) and each of its Subsidiaries comprising part of the Government Services Division of the Borrower.

                           "MP RECEIVABLES" means MP Receivables Company, a
                  Delaware corporation and a wholly owned Subsidiary of Caremark Inc. organized by the Borrower in connection with the Caremark Receivables Securitization.

                           "TEAM HEALTH" means Team Health, Inc. and each of its
                  Subsidiaries comprising part of the Contract Services Division of the Borrower."

                  (c)      The definition of "Affiliate" set forth in Section
         1.01 of the Credit Agreement is hereby amended to add the following proviso clause at the end of the first sentence thereof:

                  "; provided, however, that, solely for purposes of the definition of "Net Cash Proceeds" set forth below in this
                  Section 1.01, any Person in which the Borrower or any of its Subsidiaries maintains a minority common Equity Interest pursuant to Section 5.02(e)(v)(A) shall not constitute an Affiliate of the Borrower or any of its Subsidiaries."

                  (d)      The definition of "Applicable Margin" set forth in
         Section 1.01 of the Credit Agreement is hereby amended to restate clause (a) thereof in its entirety to read as follows:

                  "(a) at any time during the period from the date of Amendment No.1 to the Loan Documents through the Performance Level Determination Date, (i) 2.25% per annum for Base Rate Advances and 3.25% per annum for Eurodollar Rate Advances outstanding under the Term A Facility and the Revolving Credit Facility and (ii) 2.50% per annum for Base Rate Advances and 3.50% per annum for Eurodollar Rate Advances outstanding under the Term B Facility and".



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                                       -7-

                  (e)      The definition of "Fair Market Value" set forth in
         Section 1.01 of the Credit Agreement is hereby amended to delete the amount "15,000,000" in the last line of clause (c) thereof and to substitute therefor the new amount "50,000,000".

                  (f) The definition of "Restricted Subsidiary" set forth in Section 1.01 of the Credit Agreement is hereby amended to add at the end of the parenthetical in the second line thereof after the words "other than MPN" the phrase "or any Special Purpose Vehicle".

                  (g) Section 2.05(b) of the Credit Agreement is hereby amended (i) to restate the parenthetical to subclause (vi)(A) thereof in its entirety to read as follows:

                  "(other than any property or assets expressly permitted to be sold, leased, transferred or disposed of under clause (i),
                  (ii), (iii), (iv), (vi) or (x) of Section 5.02(d) and, except to the extent such reduction is expressly required thereunder, under clause (v) of Section 5.02(d) and, except to the extent such reduction is expressly required pursuant to the last sentence of Section 5.02(d), under clause (vii), (viii) or
                  (xi) of Section 5.02(d) and , except to the extent such reduction is expressly required thereunder, under clause (f) of the definition of "Permitted Sale-Leaseback Transaction" set forth in Section 1.01)",

         (ii) to add at the end of the parenthetical to subclause (vi)(B) thereof after the words "of Section 5.02(b)" the new language "and, solely in the case of the Caremark Receivables Securitization, clause
         (x) of Section 5.02(b)" and (iii) to restate the final proviso clause to Section 2.05(b) in its entirety to read as follows:

                  "provided, however, that, notwithstanding anything to the contrary set forth in Section 5.02(d), so long as no Default under Section 6.01(a) or 6.01(f) or Event of Default shall have occurred and be continuing, if on any date on which a reduction of the Term Facilities would otherwise be required to be made pursuant to subclause (vi)(A) of this Section 2.05(b) and the applicable clause of Section 5.02(d), the aggregate Net Cash Proceeds or other amounts otherwise required thereunder to reduce the Term Commitments (and to prepay the Term Advances with a corresponding amount) on such date are less than $10,000,000, such reduction of the Term Commitments may be deferred (and the Borrower shall not be obligated to make the corresponding prepayment of the outstanding Term Advances) until the earlier of (1) two Business Days after the end of the calendar month in which any such Net Cash Proceeds or other amounts are received by the Borrower or any of its Subsidiaries and (2) two Business Days after the aggregate Net Cash Proceeds or other amounts otherwise required thereunder to reduce the Term Commitments (and to prepay the Term Advances with a corresponding amount) and not previously so applied equals at least $10,000,000."

                  (h) Section 5.02(a) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (vi) thereof,
         (ii) to add the following new clause (vii) thereto:

                  "(vii) Liens on the accounts receivables of Caremark Inc. and MP Receivables, on the contracts and other property and assets related thereto and on the proceeds thereof arising solely in connection with the Caremark Receivables Securitization; and",



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                                       -8-

         and (iii) to renumber the existing clause (vii) of Section 5.02(a) of the Credit Agreement as clause (viii) thereof.

                  (i) Section 5.02(b) of the Credit Agreement is hereby amended (i) to delete the cross-reference "or 5.02(e)(iii)(D)" at the end of subclause (iv) thereof and to substitute therefor the new cross-references ", 5.02(e)(iii)(D) or 5.02(e)(iii)(E)(2)", (ii) to delete the word "and" at the end of clause (xii) thereof, (iii) to add the following new clauses (xiii), (xiv) and (xv) thereto:

                           "(xiii)  Indebtedness comprised of reasonable and
                  customary indemnities given by the Borrower or any of its Subsidiaries, or guarantees or other similar undertakings by the Borrower entered into in lieu thereof, in favor of the purchaser of property and assets of the Borrower and its Subsidiaries being sold, leased transferred or otherwise disposed of in accordance with Section 5.02(d)(vii) or 5.02(d)(viii) and covering liabilities incurred by the Borrower or its applicable Subsidiary in respect of such property and assets prior to the date of consummation of the sale, lease, transfer or other disposition thereof, which indemnities, guarantees or undertakings are required under the terms of the documentation for such sale, lease, transfer or other disposition;

                           (xiv) Indebtedness comprised of liabilities or other Obligations assumed or retained by the Borrower or any of its Subsidiaries from Subsidiaries of the Borrower that are, or all or substantially all of the property and assets of which are, sold, leased, transferred or otherwise disposed of pursuant to Section 5.02(d)(vii) or 5.02(d)(viii); provided that such liabilities or other Obligations were not created or incurred in contemplation of the related sale, lease, transfer or other disposition; and provided further that the assumption or retention of such liabilities or other Obligations was agreed to by management of the Borrower in good faith and in connection with determining the Fair Market Value of the related property and assets at the time of the sale, lease, transfer or other disposition thereof;

                           (xv) Indebtedness comprised of insurance premiums payable in installments by the Borrower or any of its Subsidiaries under one or more policies of insurance covering the medical malpractice liabilities of Team Health or Government Services, as the case may be, arising prior to the date of consummation of the sale, lease, transfer or other disposition thereof in accordance with Section 5.02(d)(vii) or 5.02(d)(viii), which medical malpractice liabilities shall have been assumed or retained by the Borrower and its Subsidiaries in consideration for, and under the terms of, such sale, lease, transfer or other disposition; provided that the aggregate amount of all such insurance premiums, together with the aggregate amount deducted from the determination of Net Cash Proceeds for the payment of similar insurance premiums pursuant to clause (e) of the definition of "Net Cash Proceeds" set forth in Section 1.01 at or prior to such time, shall not exceed $40,000,000; and", and (iv) to renumber the existing clause (xiii) of Section 5.02(b) of the Credit Agreement as clause (xvi) thereof.

                  (j) Section 5.02(d) of the Credit Agreement is hereby amended (i) to delete clauses (vii), (viii), (ix), (x) and (xi) thereof in their entirety and to substitute therefor the following:


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                                       -9-

                           "(vii)   the Borrower and its Subsidiaries may sell,
                  lease, transfer or otherwise dispose of all (but not less than all) of their Equity Interests in, or all of the property and assets (other than an immaterial portion) of, any of the Subsidiaries of the Borrower, and any of the other property and assets, identified on Schedule 5.02(d) hereto; provided that:

                                    (A) the gross proceeds received from any
                           such sale, lease, transfer or other disposition shall be at least equal to the Fair Market Value of the property and assets so sold, leased, transferred or otherwise disposed of, determined at the time of such sale, lease, transfer or other disposition;

                                    (B) at least 90% of the value of the
                           aggregate consideration received from any such sale, lease, transfer or other disposition shall be in cash; provided, however, that the percentage of noncash consideration that the Borrower or any of its Subsidiaries is permitted to receive in connection with any sale, lease, transfer or other disposition of its property or assets pursuant to this subclause
                           (vii)(B) may be further increased so long as the aggregate amount of all such additional noncash consideration (i.e., the amount of noncash consideration in excess of the percentage set forth above in this subclause (vii)(B)) received in connection with one or more sales, leases, transfers or other dispositions of property and assets of the Borrower and its Subsidiaries effected pursuant to this clause (vii) does not exceed $20,000,000; and

                                    (C) immediately before and immediately after
                           giving pro forma effect to any such sale, lease, transfer or other disposition, no Default shall have occurred and be continuing;

                           (viii) the Borrower and its Subsidiaries may sell, lease, transfer or otherwise dispose of property and assets not otherwise permitted to be sold, leased, transferred or disposed of pursuant to this Section 5.02(d) (other than Equity Interests in Restricted Subsidiaries, bulk sales of Inventory and sales of accounts or notes receivable) so long as the aggregate book value of all of the property and assets of the Borrower and its Subsidiaries sold, leased, transferred or otherwise disposed of pursuant to this clause (viii) does not exceed $50,000,000; provided that:

                                    (A) the gross proceeds received from any
                           such sale, lease, transfer or other disposition shall be at least equal to the Fair Market Value of the property and assets so sold, leased, transferred or otherwise disposed of, determined at the time of such sale, lease, transfer or other disposition;

                                    (B) at least 90% of the value of the
                           aggregate consideration received from any such sale, lease, transfer or other disposition shall be in cash; and

                                    (C) immediately before and immediately after
                           giving pro forma effect to any such sale, lease, transfer or other disposition, no Default shall have occurred and be continuing;

                           (ix) the Borrower and its Subsidiaries may consummate one or more Permitted Sale-Leaseback Transactions;

                           (x) the Borrower and its Subsidiaries may consummate the Caremark Receivables Securitization;

                           (xi) the Borrower and its Subsidiaries may sell, transfer or otherwise dispose of property and assets to any health care provider or provider group, or any Person formed thereby, upon the disassociation of such health care provider or provider group from the businesses and operations of the Borrower and its Subsidiaries in a manner that is consistent with the past business practices of the Borrower and its Subsidiaries, and so long as such property and assets are used solely in the business and operation of such health care provider or provider group; provided that immediately before and immediately after giving pro forma effect to any such sale, transfer or other disposition, no Default shall have occurred and be continuing; and

                           (xii) so long as no Default has occurred and is continuing, the Borrower and its Subsidiaries may grant any option or other right to purchase any property or asset in a transaction that is otherwise permitted under clause (vii),
                  (viii) or (xi) of this Section 5.02(d).

         Notwithstanding any of the other provisions of this Section 5.02(d), the Borrower and its Subsidiaries may retain up to 25% of the Net Cash Proceeds received from time to time on or after the Amendment No. 1 Effective Date from one or more sales, leases, transfers or other dispositions expressly permitted under clauses (vii), (viii) or (xi) of this Section 5.02(d) for use in their businesses and operations in the ordinary course so long as the aggregate amount of all such Net Cash Proceeds so retained by the Borrower and its Subsidiaries does not exceed $75,000,000. All of the Net Cash Proceeds received by the Borrower or any of its Subsidiaries from any sale, lease, transfer or other disposition of their respective property and assets pursuant to clause (vii), (viii) or (xi) of this Section 5.02(d) and not otherwise permitted to be retained by the Borrower and its Subsidiaries under the immediately preceding sentence shall be applied to reduce the Term Commitments in accordance with, and to the extent required under,
         Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b)."

                  (k) Section 5.02(e) of the Credit Agreement is hereby amended (i) to add the following new subclause (iii)(E) thereto:

                  ", (E) Caremark Inc. in MP Receivables (1) constituting capital contributions of its accounts receivables and related property and assets to MP Receivables pursuant to, and in accordance with the requirements of, the Caremark Receivables Securitization Documents or (2) evidenced by the Subordinated Note (as defined in Section 3.2(b) of the Caremark Receivables Purchase Agreement)",

         (ii) to reletter the existing subclause (iii)(E) of Section 5.02(e) of the Credit Agreement as subclause (iii)(F) thereof and (iii) to restate clause (v) thereof in its entirety to read as follows:

                  "(v) (A) the acceptance of promissory notes, contingent payment obligations and other noncash consideration received as partial payment of the purchase price of any property or assets sold, leased, transferred or otherwise disposed of in accordance with Section 5.02(d)(vii) or 5.02(d)(viii) and (B) the maintenance of common Equity Interests in Subsidiaries of the Borrower that cease to constitute Subsidiaries thereof as a result of the sale, lease, transfer or other disposition of at least 85% of the common Equity Interests in such Subsidiary pursuant to, and in accordance with the terms of, Section 5.02(d)(vii) or 5.02(d)(viii) or the redemption and issuance and sale of at least 85% of the common Equity Interests in such Subsidiary to a Person other than the Borrower or any of its Affiliates pursuant to, and in accordance with the terms of, Section 5.02(f)(iv);".

                  (l) Section 5.02(f) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (ii) thereof,
         (ii) to delete the punctuation "." at the end of clause (iii) thereof and to substitute therefor the new language "; and" and (iii) to add the following new clause (iv) thereto:

                  "(iv)    any of the Subsidiaries of the Borrower may redeem
                  its outstanding common Equity Interests and promptly thereafter issue and sell at least 85% of its common Equity Interests to a Person other than the Borrower or any of its Affiliates for at least the Fair Market Value thereof in order to effect the sale, lease, transfer or other disposition of such property and assets pursuant to, and in accordance with the terms of, Section 5.02(d)(vii) or 5.02(d)(viii)."

                  (m) Section 5.02(h) of the Credit Agreement is hereby amended (i) to restate subclause (i)(B) thereof in its entirety to read as follows:

                  "(B)     so long as no Default under Section 6.01(a) or 6.01
                  (f) or Event of Default shall have occurred and be continuing or shall occur as a result thereof, (1) any regularly scheduled or required redemption, repurchase or repayment of Surviving Indebtedness or (2) any required payment of Deemed Collections (as defined in Schedule A to the Caremark Receivables Securitization Documents) pursuant to, and in accordance with the terms of, the Caremark Receivables Securitization Documents, as in effect on the Amendment No.1 Effective Date;",

         (ii) to delete the word "and" at the end of subclause (i)(D) thereof,
         (iii) to add the word "and" at the end of subclause (i)(E) thereof,
         (iii) to add the following new subclause (i)(F) thereto:

                  "(F)     the required payment from time to time by MP
                  Receivables of amounts owing to Park Avenue Receivables Corporation under, and in accordance with the terms of, the Caremark Receivables Transfer Agreement;",

         and (iv) to restate clause (ii) thereof in its entirety to read as follows:

                           "(ii) Amend, modify or change in any manner any of
                  the terms or conditions of (A) the Senior Notes Documents, the TAPS Indenture or the TAPS Purchase Contract, (B) any of the other Surviving Indebtedness, except (1) as otherwise permitted under Section 5.02(b)(xiii) or (2) on terms and conditions no less favorable to the Borrower and its

                  Subsidiaries or to the Lender Parties than the terms of the Loan Documents, or (C) the Caremark Receivables Securitization Documents, except as, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect or to adversely affect the rights or interest of the Guaranteed Parties; or".

                  (n) Section 5.02(i) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (iv) thereof,
         (ii) to delete the punctuation "." at the end of clause (v) thereof and to substitute therefor the new language "; and" and (iii) to add the following new clause (vi) thereto:

                  "(vi)    any such agreement set forth in Section 2.1(d) or
                  Section 4.2(j) of the Caremark Receivables Purchase Agreement or Section 5.2(a) or Section 9.10 of the Caremark Receivables Transfer Agreement, as in effect on the Amendment No. 1 Effective Date."

                  (o) Section 5.02(j) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of subclause (F) thereof, (ii) to delete the punctuation "." at the end of subclause (G) thereof and to substitute therefor the new language "; and" and (iii) to add the following new subclause (H) thereto:

                  "(H)     any such agreements of Caremark Inc. or MP
                  Receivables set forth in the Caremark Receivables Securitization Documents, as in effect on the Amendment No.1 Effective Date."

                  (p) Section 5.02(k) of the Credit Agreement is hereby amended to add in the first line thereof after the phrase "or acquire any Subsidiary" the new language "other than a Special Purpose Vehicle".

                  (q) Section 5.03 of the Credit Agreement is hereby amended (i) to add the following new subsections (q) and (r) thereto:

                           "(q)     Permitted Receivables Securitizations.  As
                  soon as possible and in any event within five Business Days after:

                                    (i)      a Responsible Officer of the
                           Borrower or any of its Subsidiaries knows or has reason to know of the occurrence of each Termination Event or Potential Termination Event (each as defined in the Caremark Receivables Securitization Documents) (or any similar event or circumstance under any instrument, agreement or other document evidencing or otherwise setting forth the terms and conditions of any other Permitted Receivables Securitization), continuing on the date of such statement, a statement of such Responsible Officer or a Responsible Officer of the Borrower setting forth the details of such Termination Event, Potential Termination Event or similar event or circumstance (including, without limitation, the anticipated effect thereof), the period of time such Termination Event, Potential Termination Event or similar event or circumstance has existed and been continuing and the actions that the Borrower and/or any of its Subsidiaries have taken and/or propose to take with respect thereto; and

                                    (ii)     the furnishing or receipt thereof,
                           copies of any statement or report furnished to or received from the agent, originator or servicer for, or any purchaser under, the Caremark Receivables Securitization (or any similar Person under or related to any other Permitted Receivables Securitization) pursuant to the terms of any of the Caremark Receivables Securitization Documents (or any similar instruments, agreements or other documents evidencing or otherwise setting forth the terms and conditions of any other Permitted Receivables Securitization) (including, without limitation, any amendments, waivers or consents given or requested in respect thereof, but excluding any statements or reports regarding the aging of, or collection on, any of the accounts receivable subject thereto or any interests therein, the ordinary course application of proceeds therefrom (including any Settlement Statements and Deposit Reports (each as defined in the Caremark Receivables Securitization Documents)), the selection, conversion or continuation of tranche periods or tranche rates and other statements and reports regarding the ongoing administration of the Caremark Receivables Securitization in the ordinary course of business) and not otherwise required to be furnished to the Administrative Agent and the Lender Parties pursuant to any other clause of this Section 5.03.

                           (r) Asset Sales. As soon as possible and in any event within two Business Days after the consummation of each sale, lease, transfer or other disposition of any property or assets of the Borrower or any of its Subsidiaries that is required to reduce the Commitments of the Lender Parties under
                  Section 2.05(b)(vi) or to prepay any outstanding Advances under Section 2.06(b), a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, setting forth in reasonable detail (A) the aggregate consideration received for, and the calculation of the Net Cash Proceeds received from, such sale, lease, transfer or other disposition, (B) a description (including, without limitation, the amount) of all noncash consideration comprising part of the aggregate consideration for such sale, lease, transfer or other disposition, (C) a description (including, without limitation, the amount) of all amounts deducted in determining the Net Cash Proceeds received from such sale, lease, transfer or other disposition pursuant to the terms of the definition of "Net Cash Proceeds" set forth in Section 1.01 and, to the extent reasonably ascertainable, the estimated date for the actual payment of all amounts so deducted from such Net Cash Proceeds and not paid on the date of receipt thereof and (D) the aggregate amount of Net Cash Proceeds from such sale, lease, transfer or other disposition permitted to be retained by the Borrower and its Subsidiaries under the terms of the Loan Documents.", and (ii) to reletter the existing subsection (q) of Section 5.03 of the Credit Agreement as subsection (s) thereof.

                  (r) Section 6.01 of the Credit Agreement is hereby amended (i) to add the word "or" at the end of subsection (o) thereof and (ii) to add the following new subsection (p) thereto:

                           "(p)     a "Termination Event" (as defined in the
                  Caremark Receivables Securitization Documents (or any similar event or circumstance under any instrument, agreement or other document evidencing or otherwise setting forth the terms and conditions of any other Permitted Receivables Securitization)) shall have occurred and be continuing under the Caremark Receivables Securitization Documents (or any such similar instruments, agreements or other documents);".

                  (s) All cross-references in the Credit Agreement to the existing Sections 5.02(a)(vii), 5.02(b)(iii), 5.02(d)(x),
         5.02(e)(iii)(E) and 5.03(q) thereof are, upon the occurrence of the Amendment Effective Date, hereby deleted in their entirety and replaced with new references to Sections 5.02(a)(viii), 5.02(b)(xvi), 5.02(d)(xi), 5.02(e)(iii)(F) and 5.03(s) thereof, respectively.

                  (t) Schedule 5.02(d) to the Credit Agreement is, upon the occurrence of the Amendment Effective Date, hereby deleted in its entirety and replaced with the new Schedule 5.02(d) to the Credit Agreement attached hereto as Annex A.

                  SECTION 2. Conditional Waiver of Certain Provisions of the Credit Agreement. Any and all requirements of the Borrower to comply with
Section 5.04 of the Credit Agreement for the Measurement Period ending on December 31, 1998 and at any time thereafter until January 15, 1999 are, solely for the period commencing on the Amendment Effective Date and ending on January 15, 1999 (the "WAIVER TERMINATION DATE"), waived by the Lender Parties. On the Waiver Termination Date, without any further action by or notice to or from any Agent or any Lender Party, all of the terms and provisions set forth in the Loan Documents with respect to the requirements of Section 5.04 that are waived under this Section 2 and not modified or further waived prior to such time shall be and become in full force and effect, and the Agents and the other Guaranteed Parties shall have all of the rights and remedies afforded to them under the Loan Documents with respect to any and all such requirements as though no waiver had been granted under this Section 2.

                  SECTION 3. Conditions Precedent to the Effectiveness of this Amendment and Waiver. This Amendment and Waiver shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received (i) counterparts of this Amendment and Waiver executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and Waiver and (ii) the Consent attached hereto shall have been executed and delivered by each of the Restricted Subsidiaries.

                  (b) The Lender Parties shall have received a copy, certified by a Responsible Officer of the Borrower or Caremark Inc., of a summary of terms setting forth all material terms and conditions of the Caremark Receivables Securitization. The Caremark Receivables Securitization shall have been consummated or shall be consummated concurrently with the effectiveness of this Amendment and Waiver in accordance with the terms of the Caremark Receivables Securitization Documents, without the inclusion therein or omission therefrom of, or any waiver or amendment of, any material term or condition thereof not consented to by the Required Lenders and in compliance with all applicable Requirements of Law.

                  (c) All of the Governmental Authorizations, and all of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any other Person necessary in connection with the Caremark Receivables Securitization, any of the Loan Documents or the Caremark Receivables Securitization Documents or any of the other transactions contemplated hereby or thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect.

                  (d) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment and Waiver, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

                  (e) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment and Waiver, that constitutes a Default.

                  (f) The Administrative Agent shall have received on or before the Amendment Effective Date a favorable opinion of King & Spalding, special counsel for the Loan Parties, dated the Amendment Effective Date and in form and substance reasonably satisfactory to the Required Lenders.

                  (g) The Borrower shall have paid to the Administrative Agent, for the account of each of the Lenders that has executed and delivered a counterpart of this Amendment and Waiver to the Administrative Agent on or prior to the Amendment Effective Date (or advised the Administrative Agent in a manner satisfactory to it that such Lender has executed this Amendment and Waiver on or prior to the Amendment Effective Date), an amendment fee of 0.25% on the aggregate Commitments of such Lender.

                  (h) All of the accrued fees and expenses of the Administrative Agent, the Arranger and the Lender Parties (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

The effectiveness of this Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment and Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

         SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment and Waiver.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and waivers specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and Waiver and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 6. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

                  SECTION 7. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                              THE BORROWER

                                              MEDPARTNERS, INC.


                                              By /s/ Peter J. Clemens, IV
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                           THE ADMINISTRATIVE AGENT
                                           NATIONSBANK, N.A.


                                           By /s/ Philip Durand
                                              ---------------------------------
                                              Name:
                                              Title: VP


                                           THE LENDER PARTIES

                                           NATIONSBANK, N.A., as a Lender,
                                           the Swing Line Bank and the Issuing
                                           Bank


                                           By /s/ Philip Durand
                                              ---------------------------------
                                              Name:
                                              Title: VP


                                           AMSOUTH BANK


                                           By /s/ Allison J. Sanders
                                              ---------------------------------
                                              Name: Allison J. Sanders
                                              Title: Vice President


                                           BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION

                                           By /s/ Philip Durand
                                              ---------------------------------
                                              Name:
                                              Title: VP

                                           THE CHASE MANHATTAN BANK

                                           By /s/ Dawn Lee Lum
                                              ---------------------------------
                                              Name: Dawn Lee Lum
                                              Title: Vice President

                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By /s/ F. Tavangar
                                              ---------------------------------
                                              Name: Farboud Tavangar
                                              Title: First Vice President

                                           DEBT STRATEGIES FUND, INC.


                                           By/s/ Colleen M. Cunniffe
                                              ---------------------------------
                                              Name: Colleen M. Cunniffe
                                              Title: Authorized Signatory


                                           THE FIRST NATIONAL BANK OF CHICAGO


                                           By /s/ L. Richard Schiller
                                              ---------------------------------
                                              Name: L. Richard Schiller
                                              Title: Vice President


                                           FIRST UNION NATIONAL BANK


                                           By /s/ M Boyle
                                              ---------------------------------
                                              Name: M. Boyle
                                              Title: Sr. V.P.


                                           FLOATING RATE PORTFOLIO
                                              BY:   INVESCO Senior Secured
                                                    Management, Inc., as
                                                    attorney in fact


                                           By /s/ Kathleen Lenarcic
                                              ---------------------------------
                                              Name: Kathleen A. Lenarcic
                                              Title:Authorized Signatory


                                           MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


                                           By /s/ Neil Birsson
                                              ---------------------------------
                                              Name: Neil Brisson
                                              Title:Director

                                           MERRILL LYNCH DEBT STRATEGIES
                                            PORTFOLIO, INC.
                                            BY:  MERRILL LYNCH ASSET
                                                 MANAGEMENT L.P., as Investment
                                                 Advisor


                                           By /s/ Colleen M. Cunniffe
                                              ---------------------------------
                                              Name: Colleen M. Cunniffe
                                              Title: Authorized Signatory


                                           MERRILL LYNCH GLOBAL INVESTMENT
                                            SERIES:INCOME STRATEGIES PORTFOLIO
                                            BY: MERRILL LYNCH ASSET
                                                MANAGEMENT, L.P., as Investment
                                                Advisor

                                           By /s/ Colleen M. Cunniffe
                                              ---------------------------------
                                              Name: Colleen M. Cunniffe
                                              Title: Authorized Signatory

                                           ML CBO IV (CAYMAN) LTD.
                                             BY:   HIGHLAND CAPITAL MANAGEMENT,
                                                   L.P., as Collateral Manager

                                           By
                                              ---------------------------------
                                              Name:
                                              Title:


                                           MORGAN GUARANTY TRUST COMPANY OF
                                           NEW YORK


                                           By
                                              ---------------------------------
                                              Name:
                                              Title:


                                           PAM CAPITAL FUNDING, LP
                                             BY:  HIGHLAND CAPITAL MANAGEMENT,
                                                  L.P.,
                                                  as Collateral Manager

                                           By
                                              ---------------------------------
                                              Name:
                                              Title:

                                           PAMCO CAYMAN, LTD.
                                             BY:  HIGHLAND CAPITAL MANAGEMENT,
                                                  L.P.,
                                                  as Collateral Manager


                                           By
                                              ---------------------------------
                                              Name:
                                              Title:



                                           SALOMON BROTHERS HOLDING
                                           COMPANY, INC.


                                           By /s/ Mavis Taintor
                                              ---------------------------------
                                              Name Mavis Taintor
                                              Title: Managing Director


                                           SCOTIABANC INC.


                                           By /s/ Dana Maloney
                                              ---------------------------------
                                              Name: Dana Maloney
                                              Title: Relationship Manager


                                           STEIN ROE & FARNHAM INCORPORATED,
                                              as Agent for KEYPORT LIFE
                                              INSURANCE COMPANY


                                           By /s/ Brian W. Good
                                              ---------------------------------
                                              Name: Brian W. Good
                                              Title: Vice President &
                                                     Portfolio Manager



                                           VAN KAMPEN AMERICAN CAPITAL PRIME
                                           RATE INCOME TRUST

                                           By /s/Jeffrey W. Maillet
                                              ---------------------------------
                                              Name:Jeffrey W. Maillet
                                              Title: Senior Vice President &
                                                     Director

                                           VAN KAMPEN AMERICAN CAPITAL
                                           SENIOR INCOME TRUST


                                           By /s/Jeffrey W. Maillet
                                              ---------------------------------
                                              Name:Jeffrey W. Maillet
                                              Title: Senior Vice President
                                                     & Director


                                           VAN KAMPEN CLO II, LIMITED
                                              BY:  VAN KAMPEN AMERICAN CAPITAL
                                                   MANAGEMENT, INC.,
                                                   as Collateral Manager


                                           By /s/Jeffrey W. Maillet
                                              ---------------------------------
                                              Name:Jeffrey W. Maillet
                                              Title: Senior Vice President
                                                     & Director


                                           WACHOVIA BANK, N.A.


                                           By /s/ John C. Canty
                                              ---------------------------------
                                              Name: John C. Canty
                                              Title: Assistant Vice President

                                           TORONTO DOMINION (TEXAS), INC.


                                           By /s/ Anne C. Favoriti
                                              ---------------------------------
                                              Name: Anne C. Favoriti
                                              Title: Vice President

                                           PILGRIM PRIME RATE TRUST
                                             BY: PILGRIM INVESTMENTS, INC., as
                                             Investment Manager


                                           By /s/ Charles E. LeMieux
                                              ---------------------------------
                                              Name: Charles E. LeMieux, CFA
                                              Title: Assistant Vice President


                                           ML CLO XX PILGRIM AMERICA
                                            (CAYMAN) LTD.
                                               BY: PILGRIM INVESTMENTS, INC., as
                                               Investment Manager


                                           By /s/ Charles E. LeMieux
                                              ---------------------------------
                                              Name: Charles E. LeMieux, CFA
                                              Title: Assistant Vice President